UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2006

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:    (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On March 21, 2006, the board of directors of Quidel Corporation (the “Company”), upon the recommendation of its compensation committee, approved the grant of stock options and restricted stock to each of the Company’s executive officers as set forth on Exhibit 10.1 hereto as part of the Company’s 2006 Executive Officer Equity Award Plan (the “Plan”). The Plan is incorporated by reference herein.

The stock options awarded to each of the Company’s executive officers under the Plan have an exercise price equal to the fair market value of the Company’s common stock as of the close of business on the grant date and vest over a four (4) year period. The options are incentive stock options to the maximum extent permitted by applicable provisions of the Internal Revenue Code.

The shares of restricted stock awarded under the Plan (the “Restricted Shares”) are all performance based and remain subject to forfeiture until the restrictions covering the Restricted Shares lapse. The lapse of restrictions covering two-thirds of the total number of shares of the Restricted Shares (the “Annual Shares”) is tied to the achievement of annual performance targets for the Company over a three (3) year period. Assuming the executive officer remains employed by the Company on the relevant date, restrictions lapse on one-third of these Annual Shares each year on the anniversary of the grant date in 2007, 2008 and 2009 upon the Company’s achievement of the annual goals set by the Company’s board of directors with respect to revenue, EBITDA and a key strategic imperative for the Company in each of the fiscal years ending in 2006, 2007 and 2008, respectively. The lapse of restrictions on the remaining one-third of the total number of shares of the Restricted Shares is tied to the Company’s achievement of a three-year EBITDA goal, as determined by the board of directors, with restrictions lapsing on the third anniversary of the grant date if such EBITDA goal is achieved.

A copy of the Company’s form of 2006 restricted stock award agreement between the Company and its executive officers, entered into in connection with the foregoing grants of Restricted Shares, is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)               Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1

2006 Executive Officer Equity Award Plan.

10.2	Form of 2006 Restricted Stock Award Agreement for the Company’s Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 23, 2006

QUIDEL CORPORATION

By:	Paul E. Landers
Name:	Paul E. Landers
Its:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

2006 Executive Officer Equity Award Plan.

10.2	Form of 2006 Restricted Stock Award Agreement for the Company’s Executive Officers.